UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2021

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700 Denver Colorado	80203
(Address of principal executive offices)	(Zip Code)

(303)295-3995

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory note

On October 1, 2021, Cimarex Energy Co. (“Cimarex”) completed its previously announced merger involving Cabot Oil & Gas Corporation (“Cabot”), pursuant to the Agreement and Plan of Merger, dated as of May 23, 2021, as amended on June 29, 2021 (the “Merger Agreement”), among Cabot, Double C Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Cabot (“Merger Sub”), and Cimarex. Upon the terms and subject to the conditions of the Merger Agreement, on October 1, 2021, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Cimarex (the “Merger”), with Cimarex continuing as the surviving corporation in the Merger as a subsidiary of Cabot.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of Cimarex common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than certain shares as set forth in the Merger Agreement) were automatically converted into the right to receive 4.0146 (the “Exchange Ratio”) shares of common stock, par value $0.10 per share, of Cabot (the “Merger Consideration”). No fractional shares of Cimarex common stock were issued in the Merger, and Cimarex’s stockholders are entitled to receive cash in lieu of any fractional shares.

Each share of Cimarex’s 8.125% Series A Cumulative Perpetual Convertible Preferred Stock (“Cimarex Preferred Stock”) issued and outstanding immediately prior to the Effective Time remained outstanding following the Merger.

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, (1) each outstanding Cimarex restricted share award that was granted prior to the date of the Merger Agreement and/or that is held by a non-employee member of the Cimarex board of directors (other than awards granted to Thomas E. Jorden) that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration with respect to each vested share of Cimarex common stock subject to such award, with any applicable performance goals deemed met at the greater of the target level of performance and the level based on results achieved during the applicable performance period (which were deemed to end prior to the Effective Time) as determined by the Compensation Committee of the Board of Directors of Cimarex, (2) each outstanding option to purchase Cimarex common stock became fully vested and was converted into an option to purchase a number of shares of Cabot common stock, as adjusted based on the Exchange Ratio, (3) each outstanding Cimarex deferred stock unit award was cancelled and converted into the right to receive the Merger Consideration with respect to the shares of Cimarex common stock subject to such award, and (4) each Cimarex equity award granted after the date of the Merger Agreement (other than awards granted to non-employee members of the Cimarex board of directors) and all Cimarex equity awards held by Thomas E. Jorden were converted into a corresponding award with respect to Cabot common stock, with the number of shares of Cabot common stock underlying such award determined based on the Exchange Ratio and with any applicable performance goals deemed met at the greater of the target level of performance and the level based on results achieved during the applicable performance period (which were deemed to end prior to the Effective Time) as determined by the Compensation Committee of the Cimarex board of directors.

The issuance of shares of common stock of Cabot in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Cabot’s registration statement on Form S-4 (File No. 333-257534), declared effective by the Securities and Exchange Commission (the “SEC”) on August 20, 2021. The definitive joint proxy statement/prospectus filed with the SEC on August 23, 2021 (the “Joint Proxy Statement/Prospectus”) contains additional information about the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Annex A to the Joint Proxy Statement/Prospectus and which was filed as Exhibit 2.1 to Cimarex’s Current Report on Form 8-K filed on May 24, 2021.

Item 1.02 termination of a material definitive agreement

In connection with the consummation of the Merger, on October 1, 2021, Cimarex terminated all commitments and prepaid all amounts outstanding under the Amended and Restated Credit Agreement dated as of February 5, 2019 (as amended from time to time, the “Credit Agreement”), among Cimarex, the lenders from time to time party thereto, the other parties from time to time party thereto and the JPMorgan Chase Bank, N.A., as administrative agent. There were no outstanding borrowings under the Credit Agreement at the time of termination.

Item 2.01 COMPLETION OF AN ACQUISITION OR DISPOSITION OF ASSETS

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

item 3.01 notice of delisting or failure to satisfy a continued listing rule or standard; transfer or listing

In connection with the consummation of the Merger, Cimarex notified the New York Stock Exchange (“NYSE”) that each outstanding share of Cimarex’s common stock was converted into the right to receive the Merger Consideration and requested that NYSE withdraw the listing of Cimarex’s common stock. Upon Cimarex’s request, NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of Cimarex’s common stock. Cimarex’s common stock will cease being traded prior to the opening of the market on October 1, 2021, and will no longer be listed on NYSE. In addition, Cimarex intends to file with the SEC a Form 15 requesting that the reporting obligations of Cimarex under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 be suspended.

item 3.03 material modification to rights of security holders

The information set forth in the Introductory Note, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each share of common stock of Cimarex outstanding immediately prior to the Effective Time (excluding certain excluded shares as described in the Merger Agreement) was converted into the right to receive the Merger Consideration.

item 5.01 changes in control of registrant

As a result of the consummation of the Merger, at the Effective Time, Cimarex became a subsidiary of Cabot.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

item 5.02 departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers

In accordance with the terms of the Merger Agreement, all of the directors of Cimarex prior to the Effective Time ceased to be directors of Cimarex effective as of the Effective Time. Thomas E. Jorden will be reappointed to the board of directors of the surviving corporation.

item 5.03 amendments to certificate of incorporation or bylaws; change in fiscal year

On September 30, 2021, the Certificate of Designations for the Cimarex Preferred Stock (the “Certificate of Designations”) was amended pursuant to a certificate of amendment in the form attached as Annex D to the Joint Proxy Statement/Prospectus and approved by Cimarex’s stockholders at the special meeting of stockholders held on September 29, 2021. The certificate of amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the Effective Time: (1) Cimarex’s Amended and Restated Certificate of Incorporation was amended and restated in accordance with the Merger Agreement; and (2) the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of Cimarex. A copy of the Amended and Restated Certificate of Incorporation of Cimarex Energy Co. and a copy of the Amended and Restated Bylaws of Cimarex Energy Co. are filed as Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On October 1, 2021, in connection with the closing of the Merger, the Certificate of Designations was amended in accordance with Article 9, Section (h) of the Certificate of Designations. A copy of the certificate of amendment is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Name
2.1	Agreement and Plan of Merger, dated as of May 23, 2021, as amended on June 29, 2021, among Cabot Oil & Gas Corporation, Double C Merger Sub, Inc. and Cimarex (incorporated by reference to Exhibit 2.1 to Cimarex’s Current Report on Form 8-K filed on May 24, 2021)

3.1	Certificate of Amendment to Certificate of Designations of 8 1∕8% Series A Cumulative Perpetual Convertible Preferred Stock, dated as of September 30, 2021

3.2	Amended and Restated Certificate of Incorporation of Cimarex Energy Co.

3.3	Amended and Restated Bylaws of Cimarex Energy Co.

3.4	Certificate of Amendment to Certificate of Designations of 8 1∕8% Series A Cumulative Perpetual Convertible Preferred Stock, dated as of October 1, 2021

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: October 1, 2021	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel